UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   ____________


                                     Form 8-K

                                  CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 29, 2001


                                DYNEX CAPITAL, INC.
                  (Exact Name of Registrant as Specified in Charter)


Virginia                         1-9819                         52-1549373
(State or Other         (Commission File Number)               (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)

    4551 Cox Road, Suite 300, Glen Allen, Virginia               23060
       (Address of Principal Executive Offices)                (Zip Code)


                                 (804) 217-5800
                (Registrant's telephone number, including area code)




Item 5.       OTHER EVENTS.


     On January 26, 2001, the Company delivered a letter to California Investment Fund, LLC ("CIF") notifying CIF that, in accordance with the terms and conditions of the Agreement and Plan of Merger dated November 7, 2000, as amended, the Company was exercising its right to terminate the Agreement due to CIF's failure to comply with certain terms of the Agreement.

     Additionally, the Company has made a claim under the Escrow Agreement between the parties for the Escrow Amount.





Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Dynex Capital, Inc. Press Release, dated January 26, 2001.

99.2 Letter, dated January 26, 2001, to California Investment Fund LLC from Dynex Capital, Inc.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 29, 2001              DYNEX CAPITAL, INC.


                                       By: /s/
                                          Thomas H. Potts
                                          President






                                  EXHIBIT INDEX

Number            Description                                  Method of Filing

99.1              Dynex Capital, Inc. Press Release,           Filed herewith
                  dated January 26, 2001.

99.2              Letter, dated January 26, 2001, to           Filed herewith
                  California Investment Fund, LLC from
                  Dynex Capital, Inc.





                                                                   Exhibit  99.1

[ Company Logo ]

                                  Press Release

FOR IMMEDIATE RELEASE                                   CONTACT: Kathy Fern
January 26, 2001                                                 804-217-5800


                              DYNEX CAPITAL, INC.
                     TERMINATES AGREEMENT AND PLAN OF MERGER
                         WITH CALIFORNIA INVESTMENT FUND


     Dynex Capital, Inc. (NYSE: DX) announced today that it has exercised its right to terminate the Agreement and Plan of Merger entered into by the Company and California Investment Fund, LLC on November 7, 2000, as amended, in accordance with the terms and conditions of said Agreement for failure to comply with certain terms of the Agreement. In addition, the Company has made claim under the Escrow Agreement between the parties for the Escrow Amount.

     Dynex Capital, Inc. is a financial services company that elects to be treated as a real estate investment trust (REIT) for federal income tax purposes.
                                     # # #







                                                                   Exhibit  99.2

[Company Logo ]
                                                     Dynex Capital, Inc.
                                                     4551 Cox Road, Suite 300
                                                     Glen Allen, Virginia 23060
                                                     804-217-5800
                                                     Fax 804-217-5861


January 26, 2001


VIA FACSIMILE AND CERTIFIED MAIL

California Investment Fund, LLC
550 West C Street
10th Floor
San Diego, CA 92101

Attention:  Michael R. Kelly, Managing Member

Re: Merger Agreement dated November 7, 2000

Dear Mr. Kelly:

     Reference is made to the Agreement and Plan of Merger dated November 7, 2000, as amended ("Merger Agreement") between California Investment Fund, LLC ("CIF"), DCI Acquisition Corporation and Dynex Capital, Inc. ("Dynex") and to the letter dated December 22, 2000 between Dynex and CIF ("December 22nd Letter"). Dynex hereby notifies you that Dynex is terminating the Merger Agreement for CIF's breaches of its obligations under numbered paragraphs 2 and 3 of the December 22nd Letter and pursuant to Section 7(a)(vii) of the Merger Agreement.

Very truly yours,

DYNEX CAPITAL, INC.



By /s/
  Stephen J. Benedetti
  Vice President, Treasurer

cc:      Stephen Fraidin, Esquire